Exhibit 99.1

Regentis Biomaterials Ltd to Become Publicly Listed on Nasdaq via Business Combination with OceanTech Acquisitions I Corp.

•	Regentis Biomaterials Ltd (“Regentis”) is a regenerative medicine company dedicated to developing innovative tissue repair solutions that restore the health and enhance quality of life of patients.

•	Regentis’ lead product is GelrinC, a cell-free, off-the-shelf hydrogel that is cured into a resorbable implant in the knee for the treatment of painful injuries to articular knee cartilage. There is currently no approved off-the-shelf product marketed in the United States for cartilage repair. GelrinC is already approved as a device with a CE mark in Europe, and Regentis is currently conducting a pivotal trial, under the FDA sanctioned protocol, in the United States and Europe.

•	The transaction is expected to provide Regentis with enhanced access to capital markets, enabling it to accelerate the development of GelrinC and its plans to bring to market a product for the therapy of an unmet need for the large market of cartilage injuries in the knee.

•	The transaction contemplates an aggregate value for Regentis’ shareholders of $95 million.

•	The proposed business combination is expected to be completed in the third or fourth quarter of 2023.

New York, NY and Or-Akiva, Israel – May 3, 2023 – OceanTech Acquisitions I Corp., a Delaware corporation (NASDAQ: OTEC, OTECU, OTECW) ("OceanTech"), a publicly-traded special purpose acquisition company, today announced the execution of a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Regentis Biomaterials Ltd, an Israeli company (“Regentis”), a regenerative medicine company dedicated to developing innovative tissue repair solutions that seek to restore the health and enhance the quality of life of patients. The all-stock deal contemplates that Regentis’ shareholders will receive, in the aggregate, $95 million of OceanTech common stock (subject to certain adjustments), with each such OceanTech common share valued for the transaction at $10.00. Certain outstanding options and warrants to acquire capital stock of Regentis would be assumed by OceanTech. The transaction also includes a contingent earnout payable to Sponsor (as defined below), such that, after the closing of the Proposed Business Combination (as defined below), subject to the terms and conditions set forth in the Sponsor Support Agreement dated as of May 2, 2023, Sponsor has the contingent right to receive up to an aggregate maximum of 1,750,000 shares of OceanTech Common Stock (subject to adjustment for share splits, share dividends, combinations, recapitalizations and the like after the Closing, including to account for any equity securities into which such shares are exchanged or converted), as additional consideration from OceanTech based on the performance of the OceanTech Common Stock.

Regentis’ current efforts are focused on orthopedic treatments using its Gelrin platform based on resorbable hydrogel implants to regenerate damaged or diseased tissue. Gelrin is a unique hydrogel matrix of polyethylene glycol diacrylate (a polymer involved in tissue engineering) and denatured fibrinogen (a biologically inactivated protein that normally has a role in blood clotting).

Regentis’ lead product candidate is GelrinC, a cell-free, off-the-shelf hydrogel that is cured into a resorbable implant in the knee for the treatment of painful injuries to articular knee cartilage. GelrinC was approved as a device, with a Conformité Européene, or CE, mark in Europe, in 2017. Regentis plans to identify a strategic partner in Europe to bring its product for the therapy of an unmet need for the large market of cartilage injuries in the knee. Regentis is currently conducting a pivotal trial for GelrinC’s FDA PMA approval in the United States and Europe for the treatment of articular cartilage injuries, and so far Regentis has treated 47 patients out of the 80 initial patients required for submission. Upon completion of the proposed business combination between Regentis and OceanTech together with such related transactions (the “Proposed Business Combination”), Regentis will be looking to complete its Phase 3, pivotal trial in order to submit for approval with the FDA.

Regentis’s executive chairman, Dr. Ehud Geller said “we are glad to have accomplished this major milestone to becoming a public company. Following the closing of the transaction, Regentis believes it will have greater access to the public capital markets and be able to get back to and accelerate the completion of its pivotal clinical study for GelrinC. GelrinC , at its midpoint of a pivotal study for the repair of cartilage injuries of the knee, shows great promise to provide patients with an effective and enduring therapeutic solution to this medical need, which is highly unsatisfied.”

Suren Ajjarapu, CEO of OceanTech comments: “We are pleased to announce our business combination with Regentis Biomaterials, an innovative company operating within the orthopedic treatments markets. We believe that this business combination will not only provide our investors with meaningful returns on their investments, but also assist Regentis in advancing the future of their technology.”

The transaction has been approved by the respective boards of directors of Regentis and OceanTech and is subject to approval by stockholders of OceanTech and Regentis and other customary closing conditions. The Proposed Business Combination is expected to be completed in the third or fourth quarter of 2023.

Maxim Group LLC is serving as sole financial advisor to Regentis and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”) is serving as lead capital markets advisor to OceanTech in connection with the Proposed Business Combination. Greenberg Traurig, LLP and Doron Tikotzky Kantor Gutman Nass & Amit Gross & Co. are serving as legal advisors to Regentis and Nelson Mullins Riley & Scarborough LLP and Goldfarb Gross Seligman & Co. are serving as legal advisors to OceanTech. Pryor Cashman LLP is serving as legal advisor to Maxim Group LLC.

About Regentis Biomaterials Ltd.

Regentis is a regenerative medicine company dedicated to developing innovative tissue repair solutions that restore the health and enhance quality of life of patient with current efforts focused on orthopedic treatments using its Gelrin platform based on degradable hydrogel implants to regenerate damaged or diseased tissue. For more information visit http://www.regentis.co.il/.

About OceanTech Acquisitions I Corp.

OceanTech is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. OceanTech is sponsored by Aspire Acquisition LLC (the “Sponsor”).

Cautionary Note Regarding Forward-Looking Statements

This press release is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Proposed Business Combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this press release. To the fullest extent permitted by law under no circumstances will Regentis, OceanTech or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this press release have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Regentis nor OceanTech has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this press release does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of OceanTech, Regentis or the Proposed Business Combination. Viewers of this press release should each make their own evaluation of OceanTech and Regentis and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the benefits of the Proposed Business Combination, including Regentis’ ability to accelerate the development of its products and bring them to market, the anticipated timing for completion of the Proposed Business Combination, and OceanTech’s and Regentis’ expectations, plans or forecasts of future events and views as of the date of this press release. OceanTech and Regentis anticipate that subsequent events and developments will cause OceanTech’s and Regentis’ assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of OceanTech or Regentis. In addition, this press release includes a summary set of risk factors that may have a material impact on OceanTech, Regentis or the Proposed Business Combination, which are not intended to capture all the risks to which OceanTech, Regentis or the Proposed Business Combination is subject or may be subject. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (2) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the securities; (3) the risk that the Proposed Business Combination may not be completed by OceanTech’s business combination deadline; (4) the inability to complete the Proposed Business Combination, including but not limited to due to the failure to obtain approval of the stockholders of OceanTech or Regentis for the Merger Agreement, to satisfy the minimum net tangible assets and minimum cash at closing requirements, to receive certain governmental, regulatory and third party approvals or to satisfy other conditions to closing in the Merger Agreement; (5) the failure to achieve the minimum amount of cash available following any redemptions by OceanTech's stockholders; (6) the inability to obtain or maintain the listing of OceanTech’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq's initial listing standards in connection with the consummation of the Proposed Business Combination; (7) the effect of the announcement or pendency of the Proposed Business Combination on Regentis’ business relationships, operating results, and business generally; (8) risks that the Proposed Business Combination disrupts current plans and operations of Regentis; (9) the inability to realize the anticipated benefits of the Proposed Business Combination and to realize estimated pro forma results and underlying assumptions, including but not limited to with respect to estimated stockholder redemptions and costs related to the Proposed Business Combination; (10) the possibility that OceanTech or Regentis may be adversely affected by other economic or business factors; (11) changes in the markets in which Regentis competes, including but not limited to with respect to its competitive landscape, technology evolution, or regulatory changes; (12) changes in domestic and global general economic conditions; (13) risk that Regentis may not be able to execute its growth strategies; (14) the risk that Regentis experiences difficulties in managing its growth and expanding operations after the Proposed Business Combination; (15) the risk that the parties will need to raise additional capital to execute the business plan, which may not be available on acceptable terms or at all; (16) the ability to recognize the anticipated benefits of the Proposed Business Combination to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Regentis to grow and manage growth economically and hire and retain key employees; (17) risk that Regentis may not be able to develop and maintain effective internal controls; (18) the risk that Regentis may fail to keep pace with rapid technological developments to provide new and innovative products and services, or may make substantial investments in unsuccessful new products and services; (19) the ability to develop, license or acquire new products and services; (20) the risk that Regentis is unable to secure or protect its intellectual property; (21) the risk of product liability or regulatory lawsuits or proceedings relating to Regentis’ business; (22) the risk of cyber security or foreign exchange losses; (23) changes in applicable laws or regulations; (24) the outcome of any legal proceedings that may be instituted against the parties related to the Merger Agreement or the Proposed Business Combination; (25) the impact of the global COVID-19 pandemic and response on any of the foregoing risks, including but not limited to supply chain disruptions; and (26) other risks and uncertainties to be identified in the Registration Statement (as defined below), including those under “Risk Factors” therein, and in other filings with the U.S. Securities and Exchange Commission (“SEC”) made by OceanTech. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanTech’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement (as defined below) to be filed with the SEC with respect to the Proposed Business Combination (as described further below), and other documents filed by OceanTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of factors is not exhaustive, are provided for illustrative purposes only, and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither OceanTech nor Regentis presently know or that OceanTech and Regentis currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. OceanTech and Regentis anticipate that subsequent events and developments will cause OceanTech’s and Regentis’ assessments to change. However, while OceanTech and Regentis may elect to update these forward-looking statements at some point in the future, OceanTech and Regentis specifically disclaim any obligation to do so. Neither OceanTech nor Regentis gives any assurance that OceanTech or Regentis, or the combined company, will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing OceanTech’s and Regentis’ assessments as of any date subsequent to the date of this press release.

Additional Information About the Proposed Business Combination and Where to Find It

This press release is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Proposed Business Combination. However, this press release does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of OceanTech, Regentis or the Proposed Business Combination. In connection with the Proposed Business Combination, OceanTech intends to file relevant materials with the with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus (the “Registration Statement”). OceanTech urges its investors, shareholders, and other interested persons to read, when available, the proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about OceanTech, Regentis and the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of OceanTech as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of OceanTech and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with OceanTech’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about OceanTech, Regentis and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: OceanTech Acquisitions I Corp., 515 Madison Avenue, 8th Floor – Suite 8133, New York, New York, 10022 or (929) 412-1272. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

OceanTech, Regentis and their respective directors and executive officers may be deemed participants in the solicitation of proxies from OceanTech’s shareholders in connection with the Proposed Business Combination. OceanTech’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of OceanTech in OceanTech’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to OceanTech’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that OceanTech intends to file with the SEC. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom

OceanTech Contacts:

Investor Relations

Lena Cati

The Equity Group, Inc.

(212) 836-9611

lcati@equityny.com